Dear Shareholder:

     There is a saying in Paraguay that there are only two kinds of politicians - those capable of nothing and those capable of anything. After a three-year bear market, investors may hold the same view of investment managers. Fund managers seem capable of nothing more than bad returns and worse excuses. The recent wave of scandals suggests that many once-famous CEOs and investment bankers are capable of anything but honorable and ethical behavior. Most of these people really do not have cloven hooves in their polished shoes, but there is no doubt that recent returns and reputations have come down with a thud. Your 2002 and three-year cumulative returns are as follows:

	2002	Last 3 Years
Nasdaq Composite	-31.5%	-67.2%
S&P 500	-22.1%	-37.6%
Morningstar Large Value	-19.0%	-19.1%

Clipper FundSM	-5.5%	43.2%

Beware of False Profits

     The good old days may not have been better, but they were simpler. Profits were what a company's accountants and auditors said they were, and what they said usually corresponded to economic reality.
     No more. Now we have at least six profit definitions to choose from: generally accepted accounting principles (GAAP) profit, pro forma profit, operating profit, core earnings profit, normalized profit, and profit adjusted for options and pensions. Believing all these profit definitions may be impossible for anyone who lacks the intellectual capability of Alice in Wonderland's Red Queen who proudly proclaimed, "Why, sometimes I've believed as many as six impossible things before breakfast."
     The simple fact is that there no longer is any simple "right" number to use for corporate profit. There is a buffet of numbers available, any one of which may be appropriate depending on the precise purpose and perspective of the investor. For example, GAAP smoothes out the impact of volatility in a company's pension plan; core earnings by Standard and Poor's restores much (but not all) of that original volatility. Core earnings also adjusts (downward) for the impact of expensing stock options. Deciding which number to use for valuation purposes may be difficult, but that is part of our job description. The investors placed at a growing disadvantage are part-time ones without the time or expertise to wade through the clearly confusing choices. Investors who are concerned about honesty in accounting may find that complexity in accounting is the more relevant issue as they wade through the thick footnotes of the coming 2002 annual reports.

The French General Syndrome

     French generals are not the only ones well prepared to fight the last war. Investors face a similar temptation when a strategy that has been successful far outruns the conditions that created its original success. The obvious example is staying too long with technology and dot-com stocks, even when they clearly became valuation challenged. Based on the facts available at the time (no Hindsight Hall of Fame here), the valuation levels three years ago were the most extreme in recorded financial history.
     The less obvious example is the recent strategy of avoiding those technology and dot-com stocks. We have employed that strategy, and your portfolio has enjoyed its benefits. Selecting stocks to avoid is just as important as selecting stocks to own, and the right strategy was to avoid those overvalued tech stocks during the last three years. The benefits from that strategy, however, are largely in the past. We cannot avoid dot-com stocks now because most of them are dead and buried. Avoiding tech stocks after many have declined ninety plus percent is no longer the obviously right thing to do. This does not mean we believe they are cheap (We are agnostic on that difficult valuation exercise.) but we do believe there is little future benefit from the strategy of avoiding tech stocks en masse.

"Sell That Dog!"

     If avoiding tech stocks was the grand strategy to win the last war, the obvious question is "What is the next one?" The opportunities created by today's reasonably priced stock market (more on this issue later) do not lie in grand strategies. They are showing up on a stock-by-stock basis, particularly when there is fear, uncertainty and doubt (the famous FUD factor) in the minds of investors. In short, today's opportunities lie in old-fashioned security analysis. The recent examples of Tyco International and Tenet Healthcare illustrate the point.
     Tyco was our most controversial stock when we bought it last year. On the positive side, most of Tyco's businesses are good, profitable and understandable. On the negative side, there was a combination of bad behavior and apparent fraud by its past CEO. We bought the stock on bad news and, as the news became worse, we received an e-mail from a client, "Sell that dog!" In fact, we were buying more stock at the time at much lower prices than our original purchase.
     Like Tyco, Tenet is a company whose stock we owned in the 1990s, so we understood it prior to its problems. When controversy over Tenet's Medicare billing practices made the headlines, the stock's price sank to a large discount relative to the price that hospitals trade for among rational private buyers. We believe there is a large margin of safety in the stock's price to allow for changes in billing practices and still leave a very cheap valuation.
     It is too early to tell if either of these stocks will be a good investment, although the present facts look promising. A year from now investors probably will not be mesmerized by Tyco's past troubles (The $6,000 shower curtain was a classic.) but instead will focus on its then-current operations and profits. A year from now we will have more clarity as to what Tenet's new Medicare pricing policies will be and how that will affect its profits and value.
     It is not too early, however, to tell that opportunities seem to be occurring when FUD strikes individual stocks. Not all stocks afflicted by FUD are cheap, but some are. The stocks we buy have understandable businesses and cheap valuations that offer a generous margin of safety in case we are wrong, which occasionally we are. We also focus on keeping the risks separate (e.g. Tyco's past fraud is very different from Tenet's Medicare pricing problems.) so that your portfolio is both cheap and reasonably diversified. We are not doing our job right unless we have some uncomfortable stocks in your portfolio. That discomfort is a common feature of many good investment opportunities today.

Boredom in Action

     Fortunately not all of today's opportunities are uncomfortable. Some are just plain boring. The most boring stocks in your portfolio are Fannie Mae and Freddie Mac, the duopoly which dominates the mortgage market for moderately priced homes. When profits for much of Corporate America plunged during the last three years, Fannie and Freddie just continued their normal respectable growth rates. When many companies reduced their estimates of profit growth, Fannie and Freddie modestly raised theirs. This kind of boredom is very appealing to us, particularly since the stocks sell at a modest ten times this year's earnings.
     All stocks come with risk attached. For Fannie and Freddie, the real risk is that a hundred-year flood will impair the value of the mortgages they hold and guarantee. Based on their recent experience, credit quality is excellent. Based on our recent conversations with their risk management people, credit quality is likely to remain that way. A certain amount of paranoia is rational for any investor, but in this case our concern over credit quality does not seem relevant to these comfortably boring companies.

A Rendezvous with Agony

     The Bubble of the late 1990s created more than the inevitable Bust of the last three years. While it lasted, the Bubble created hopes, expectations, and entitlements of fast and easy riches. Now those dreams are gone along with the astonishing prices attached to their stocks. For some nouveau poor, the only realistic hope of a more prosperous life now lies in reincarnation. For the larger number of shaken but still solvent investors, the Bust has lowered expectations from making a killing to making a living.
     That expectation is reasonable even if its timing is obscure. The Bust has lowered the stock market to (very) roughly reasonable levels. It is not cheap by past bear market standards, but it is not wildly overpriced either. More important to us, we are able to find a reasonable number of cheap stocks to populate your portfolio. This does not mean that great returns are imminent. Stock prices stayed unreasonably high for a long time during the Bubble. They may stay cheap for an uncomfortably long time after the Bust has passed.
Sincerely,
/s/ James Gipson Chairman & President	/s/ Michael Sandler Co-Manager	/s/ Bruce Veaco Co-Manager
/s/ Peter Quinn Co-Manager	/s/ Kelly Sueoka Co-Manager

January 17, 2003

Investment Portfolio
December 31, 2002

Common Stocks (93.7%)
Shares		Value

	Advertising (2.2%)
7,819,300	The Interpublic Group of Companies, Inc.	$110,095,744

	Computer Services (6.2%)
16,693,600	Electronic Data Systems Corporation	307,663,048

	Energy (3.4%)
24,562,100	El Paso Corporation	170,952,216

	Food & Tobacco (17.1%)
6,879,600	Philip Morris Companies Inc.	278,830,188
4,743,000	UST Inc.	158,558,490
3,785,500	Kraft Foods Inc. Class A	147,369,515
5,780,300	Sara Lee Corporation	130,114,553
7,376,000	McDonald's Corporation	118,606,080
1,836,224	Tyson Foods Inc. Class A	20,602,433
		854,081,259

	Industrial & Electrical Equipment (10.5%)
27,588,100	Tyco International Ltd.	471,204,748
1,625,200	Pitney Bowes Inc.	53,079,032
		524,283,780

	Insurance & Financial Services (4.7%)
5,429,500	American Express Company	191,932,825
1,613,540	Old Republic International Corporation	45,179,120
		237,111,945

	Health Care (10.1%)
9,388,600	Tenet Healthcare Corporation*	153,973,040
3,173,800	Wyeth	118,700,120
3,646,600	Pfizer Inc.	111,476,562
1,294,400	Merck & Co, Inc.	73,275,984
2,996,500	IMS Health Incorporated	47,944,000
		505,369,706

	Mortgage Finance (16.0%)
7,481,700	Freddie Mac	441,794,385
3,811,100	Fannie Mae	245,168,063
1,578,000	Golden West Financial Corporation	113,316,180
		800,278,628

	Real Estate Investments (8.3%)
6,179,200	Equity Residential	151,884,736
3,227,000	Equity Office Properties Trust	80,610,460
3,271,300	Archstone-Smith Trust	77,006,402
1,640,100	Apartment Investment & Management Company	61,470,948
1,521,800	Mack-Cali Realty Corporation	46,110,540
		417,083,086

	Retailing (7.8%)
5,088,800	Safeway Inc.*	118,874,368
6,507,100	The Kroger Co.*	100,534,695
3,968,800	CVS Corporation	99,100,936
3,897,400	Staples, Inc.*	71,322,420
		389,832,419

	Special Situations (7.4%)
10,407,100	AOL Time Warner Inc.*	136,333,010
2,624,200	Merrill Lynch and Company, Inc.	99,588,390
3,353,900	R.R. Donnelley & Sons Company	73,014,403
1,364,700	Manpower Inc.	43,533,930
433,800	Nike, Inc. Class B	19,291,086
		371,760,819

	Total Common Stocks (Cost $4,934,212,832)	4,688,512,650

U.S. Government Agency Notes (2.2%)
Par Value
	Federal Home Loan Bank Board Agency Notes (1.5%)
$73,050,000	3.625%, due 10/15/04	75,551,524
	Federal Farm Credit Bank Agency Notes (0.7%)
32,420,000	3.875%, due 12/15/04	33,692,225
	Total U.S. Government Agency Notes (Cost $104,496,854)	109,243,749

Short Term Investments (3.2%)
	State Street Repurchase Agreements (3.2%) (Note 6)
159,680,000	0.75%, dated 12/31/02, due 01/02/03	159,680,000
	Total Short Term Investments (Cost $159,680,000)	159,680,000
Total Investment Portfolio (99.1%) (Cost $5,198,389,686)		4,957,436,399

Cash and Receivables less Liabilities (0.9%)		44,807,596
Net Assets (100.0%)		$5,002,243,995

*Non-income producing securities
See notes to financial statements

Statement of Assets and Liabilities
December 31, 2002
Assets:
Investment Portfolio:
Investment securities, at market value (identified cost: $5,198,389,686)	$4,957,436,399

Cash	70
4,957,436,469

Receivable for:
Fund shares sold	38,876,109
Dividends & interest	15,746,293
Directed commission recapture (Note 5)	79,691
54,72,093
5,012,138,562 ===============
Liabilities:
Payable for:
Accrued expenses (including $4,201,078 due adviser)	4,957,464
Fund shares repurchased	4,937,103
9,894,567

Net Assets: (equivalent to $75.73 per share on 66,050,014 shares
of Capital Stock outstanding-200,000,000 shares authorized)	$5,002,243,995 ================

Components of Net Assets:
Paid-in Capital	$5,242,788,585
Unrealized depreciation of investments (Note 4)	(240,953,287)
Undistributed net investment income (Note 4)	408,697
Net assets at December 31, 2002	$5,002,243,995 =================
See notes to financial statements.

Statement of Operations
Year Ended December 31, 2002

Investment Income:
Dividends		$88,753,153
Interest		23,963,725
Total Investment Income		112,716,878

Expenses:
Management fee (Note 2)	$41,532,559
Transfer agent	3,232,571
Registration fees	394,287
Custodian and accounting	495,093
Postage and other	485,000
Printing	71,000
Insurance	50,852
Legal	17,327
Auditing	23,850
Directors' fees (Note 2)	15,000
Investment Company Institute Dues	13,657
Taxes	807
Miscellaneous	3,468
	46,335,417
Reduction of Expenses (Note 5)	(2,048,973)
Total Expenses		44,286,444
Net Investment Income		68,430,434

Net Realized and Unrealized Loss on Investments:
Realized gain on investments (excluding short-term investments):
Proceeds from investments sold	1,861,320,261
Cost of investments sold	1,729,451,236
Net realized gain on investments (Notes 3 and 4)		131,869,025
Unrealized appreciation (depreciation) of investments:
Beginning of period	296,345,490
End of year (Note 4)	(240,953,287)
Decrease in unrealized appreciation of investments		(537,298,777)
Net realized and unrealized loss on investments		(405,429,752)
Net Increase in Net Assets resulting from Operations		$(336,999,318) ================

Statement of Changes in Net Assets
	Year Ended December 31,
	2002	2001
Increase in Net Assets:
Operations:
Net investment income	$68,430,434	$ 32,083,043
Net realized gain on investments (Note 3 and 4)	131,869,025	82,778,683
Net unrealized (depreciation) appreciation of investments	(537,298,777)	74,306,122
Net (decrease) increase in net assets resulting from operations	(336,999,318)	189,167,848

Distributions to shareholders from: (Note 4)
Net investment income	(68,052,706)	(32,052,074)
Net realized capital gain	(132,898,588)	(81,749,120)
Decrease in net assets resulting from distributions	(200,951,294)	(113,801,194)
Capital Stock Transactions:
Proceeds from Capital Stock sold
(46,327,592 and 22,008,326 shares, respectively)	3,859,838,477	1,799,146,298
Proceeds from Capital Stock purchased by
reinvestment of dividends and distributions
(2,553,466 and 1,318,514 shares, respectively)	193,323,146	109,265,284
Cost of Capital Stock redeemed
(14,974,971 and 8,424,197 shares, respectively)	(1,198,097,634)	(665,023,689)
Increase in net assets resulting
from Capital Stock transactions	2,855,063,989	1,243,387,893
Total increase in net assets	2,317,113,377	1,318,754,547
Net Assets
Beginning of year (includes $30,969 and $-0- of undistributed
net investment income, respectively)	2,685,130,618	1,366,376,071
End of year (includes $ 408,697 and $ 30,969 of undistributed
net investment income, respectively)	$5,002,243,995 ================	$ 2,685,130,618 ==================

See notes to financial statements

Statement of Financial Highlights
			Financial Highlights
			Year Ended December 31,
	2002	2001	2000	1999	1998
Per Share Data:
Net asset value,
beginning of year	$83.53	$79.25	$ 65.28	$ 75.37	$ 76.86

Income (loss) from investment operations:
Net investment income	1.08	1.08	1.83	2.27	1.64

Net realized and unrealized
gain (loss) on investments	(5.68)	7.03	22.40	(3.96)	11.36

Total income (loss) from
investment operations	(4.60)	8.11	24.23	(1.69)	13.00

Less distributions:
Distributions from net
investment income (Note 4)	(1.08)	(1.08)	(1.86)	(2.25)	(1.63)

Distributions of
Return of capital	-	-	(0.02)	-	-

Distributions from net
realized gain on investments (Note 4)	(2.12)	(2.75)	(8.38)	(6.15)	(12.86)

Net asset value, end of year	$75.73 ========	$83.53 ========	$ 79.25 ========	$ 65.28 ========	$ 75.37 ========

Total return	(5.5%)	10.3%	37.4%	(2.0%)	19.2%

Ratios and Supplemental Data;
Net assets ($000's), end of year	$5,002,244	$2,685,131	$1,366,376	$960,722	$1,232,319

Ratio of expenses to average net assets
Net of Expense Reduction (Note 5)	1.07%	1.08%	1.09%	1.10%	1.06%
Gross of Expense Reduction	1.12%	1.12%	1.11%	1.11%	1.08%

Ratio of net investment income to average net assets	1.65%	1.72%	2.88%	2.54%	2.13%

Portfolio turnover rate	48%	23%	46%	63%	65%

Number of shares outstanding at end of year (000's)	66,050	32,144	17,241	14,716	16,350

Notes to Financial Statements
December 31, 2002

note 1 - The Clipper FundSM ("Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified open-end investment company. The investment objective of the Fund is long-term capital growth and capital preservation achieved primarily by investing in equity and equity substitute securities that are considered by Fund management and the Investment Adviser to have long-term capital appreciation potential. Bonds may be used when they are judged to offer higher potential long-term returns than stocks. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America:

(a)

Security Valuation - Investments in securities traded on a national securities exchange are valued at the last sale price on such exchange on the business day as of which such value is being determined. Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last reported bid price. If no bid price is quoted on such day, then the security is valued by such method as the Board of Directors of the Fund shall determine in good faith to reflect its fair value. Discounts and premiums are accreted and amortized over the life of the respective securities. Short term investments are stated at amortized cost, which approximates value. All other assets of the Fund, including restricted and not readily marketable securities, are valued in such manner as the Board of Directors of the Fund in good faith deems appropriate to reflect their fair value.

(b)

Federal Income Taxes - The Fund intends to comply with the requirements of the Internal Revenue Code, as amended, applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(c).

Use of Estimates - The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates

(d).	Other - Security transactions are recorded on the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis note 2 - The Investment Adviser's management fee is equal to 1% per annum of the Fund's average daily net asset value. The management fee is accrued daily in computing the net asset value per share.
Each Director who is not an interested person of the Investment Adviser is compensated by the Fund at the rate of $1,250 per quarter.
note 3 - The cost of securities purchased (excluding short-term investments) for the year ended December 31, 2002, was $5,209,692,471. The cost of securities held is the same for Federal income tax and financial reporting purposes. Realized gains or losses are based on the specific identification method.
note 4 - During the year ended December 31, 2002, the Fund realized net capital gains of $131,869,025 from securities transactions for Federal income tax and financial reporting purposes. Distributions are based on net investment income and net realized gains determined on a tax basis, which are the same for financial reporting purposes. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund. As of December 31, 2002, the components of distributable earnings on a tax basis were as follows:

Undistributed net ordinary income	$408,697
Undistributed long-term gains
Gross unrealized appreciation	$188,649,908
Gross unrealized depreciation	$429,603,195

The tax character of distributions paid was as follows:

	2002	2001
Distributions from ordinary income:
Net investment income	$68,052,706	$32,052,074
Short-term capital gains	$83,202,206	$54,986,694
Distributions from long-term capital gains	$49,696,382	$26,762,426

note 5 - During the year ended December 31, 2002, the total amount of transactions and related commissions with respect to which the Fund directed brokerage transactions to brokers, in order to reduce operating expenses, was $1,763,623,010 and $2,808,720 respectively, of which $2,048,973 in commissions were recaptured to offset operating expenses.
note 6 - As of December 31, 2002, the Fund held State Street Bank repurchase agreements, collateralized by U.S. Government Agency Notes, due January 2, February 13, August 15, November 10 and December 3, 2003, and January 15 and August 13, 2004, respectively. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller (State Street Bank & Trust Co.) of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

Report of Independent Accountants

To the Shareholders and Board of Directors of Clipper FundSM:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Clipper FundSM (the "Fund") at December 31, 2002, and the results of its operations, the changes in its net assets and its financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities owned at December 31, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion. The statement of changes in net assets for the year ended December 31, 2001 and the financial highlights for each of the four years in the period then ended were audited by other independent accountants whose report, dated January 18, 2002, expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP
Los Angeles, California
January 17, 2003

Performance
December 31, 2002
		Morningstar
	CLIPPER	Large Value	S&P 500
Compounded Annual Returns:
One year	(5.5%)	(19.0%)	(22.1%)
Three Years	12.7%	(6.8%)	(14.5%)
Five Years	10.8%	(0.7%)	(0.6%)
Ten Years	15.1%	8.3%	9.3%
Fifteen Years	15.3%	10.2%	11.5%
Since Inception (February 29, 1984)	15.8%	11.1%	12.6%

	Risk

Third Quarter, 2001	(2.5%)	(12.3%)	(14.7%)
Fourth Quarter, 1987	(7.5%)	(19.2%)	(22.5%)
Cumulative Decline During Down Quarters	(47.7%)	(64.0%)	(70.3%)
Beta Since Inception (February 29, 1984)	0.54	0.83	1.00
Standard Deviation	12.77	14.40	16.51

Notes
All returns are historical and include changes in share price and reinvestment of dividends and capital gains. Past performance is no guarantee of future results. Investment return and principal value of investments fluctuate. Investor's shares, when redeemed, may be worth more or less than their original cost.

Clipper FundSM 's performance is compared with that of the S&P 500 Index, an unmanaged index of 500 companies widely recognized as representative of the equity market in general and the Morningstar Large Value Funds Index, an index of 901 actively managed large value mutual funds monitored by Morningstar.
As disclosed in the letter to shareholders, the Nasdaq Composite Index, which is market-value weighted, measures all Nasdaq domestic and non-U.S. based common stocks listed on the Nasdaq Stock Market.

SHAREHOLDER PRIVACY NOTICE

     The Clipper FundSM collects nonpublic personal information about you but never discloses this information to third parties and has no intention of doing so. The sources used to collect your information are:

  Information we receive from you on applications or other forms; and
  Information about your transactions with others, such as your financial advisor, or us.

     The Clipper FundSM will not disclose any nonpublic personal information about you or your account(s) to anyone unless one of the following conditions are met:

  Clipper FundSM receives your prior written consent;
  Clipper FundSM believes the recipient is your authorized representative;
  Clipper FundSM is permitted by law to disclose the information to the recipient in order to service your account(s); or
  Clipper FundSM is required by law to disclose information to the recipient.

     If you decide to close your account(s) or become an inactive customer, the Clipper FundSM will adhere to the privacy policies and practices as described in this notice.
     If you hold shares of the Clipper FundSM through a financial intermediary, such as a broker-dealer, bank or trust company, the privacy policy of your financial intermediary will govern how your nonpublic personal information will be shared with other parties.
     Clipper FundSM restricts access to your personal and account information to those employees who need to know that information to provide you products or services. We maintain physical, electronic, and procedural safeguards to guard your nonpublic personal information.

CLIPPER FUNDSM
9601 Wilshire Boulevard, Suite 800
Beverly Hills, California 90210
Telephone (800) 776-5033
Shareholder Services
& Audio Response (800) 432-2504
Internet: www.clipperfund.com

INVESTMENT ADVISER
Pacific Financial Research, Inc. Internet: www.pfr.biz

DIRECTORS	ANNUAL REPORT December 31, 2002
F. Otis Booth, Jr.
James H. Gipson
Norman B. Williamson
Professor Lawrence P. McNamee

TRANSFER & DIVIDEND PAYING AGENT
National Financial Data Services
Post Office Box 219152
Kansas City, Missouri 64121-9152
(800) 432-2504

Overnight Address
330 W. 9th Street, 4th Fl.
Kansas City, MO 64105

CUSTODIAN
State Street Bank and Trust Company

COUNSEL
Paul, Hastings, Janofsky & Walker LLP

INDEPENDENT AUDITORS
PricewaterhouseCoopers LLP

This report is not authorized for distribution to prospective investors unless accompanied by a current prospectus.

CF 4QTR 1202